Exhibit 99.2

Quarterly Financial Supplement

For the Period Ended June 30, 2009

(NYSE: NFP)

Investor Relations Contact:

Marc Gordon

(212) 301-4033

ir@nfp.com

The Quarterly Financial Supplement (“QFS”) includes non-GAAP measures called cash earnings and cash earnings per diluted share, gross margin before management fees and percentages or calculations using these measures. The Company believes these non-GAAP measures provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP. As of the first quarter of 2009, the Company modified its definition of cash earnings, a non-GAAP measure, to adjust cash earnings for the after-tax impact of non-cash interest expense. Prior periods have been modified on a comparable basis. All of NFP’s non-cash interest expense related to the adoption of FASB Staff Position APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement)” (“FSP APB 14-1”). Cash earnings is now defined as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets and the after-tax impact of non-cash interest expense. Cash earnings per diluted share is calculated by dividing cash earnings by the number of weighted average diluted shares outstanding for the period indicated. Cash earnings and cash earnings per diluted share should not be viewed as substitutes for net income and net income per diluted share, respectively. Gross margin before management fees should not be viewed as a substitute for gross margin. A full reconciliation of these non-GAAP measures to their GAAP counterparts is provided in this QFS and the Company’s earnings press release for the quarter ended June 30, 2009, both of which are available on the Investor Relations section of the Company’s Web site at www.nfp.com.

This QFS contains certain statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words "anticipate," "expect," "intend," "plan," "believe," "estimate," "may," "project," "will," "continue" and similar expressions of a future or forward-looking nature. Forward-looking statements may include discussions concerning revenue, expenses, earnings, cash flow, impairments, losses, dividends, capital structure, credit facilities, market and industry conditions, premium and commission rates, interest rates, contingencies, the direction or outcome of regulatory investigations and litigation, income taxes and NFP's operations or strategy. These forward-looking statements are based on management's current views with respect to future results, and are subject to risks and uncertainties. Factors that could cause actual results to differ materially from those contemplated by a forward-looking statement include: (1) NFP’s ability, through its operating structure, to respond quickly to regulatory, operational or financial situations impacting its firms; (2) the Company’s ability to manage its business effectively and profitably through the principals of its firms; (3) a recessionary economic environment, resulting in fewer sales of financial products or services, including rising unemployment which could impact group benefits sales based on reduced headcount, the availability of credit in connection with the purchase of such products or services, consumer hesitancy in spending or the insolvencies of or difficulties experienced by the Company's clients, insurance companies or financial institutions; (4) the occurrence of events or circumstances that could be indicators of impairment to goodwill and intangible assets which require the Company to test for impairment, and the impact of any impairments that the Company may take; (5) the impact of the adoption or modification of certain accounting treatments or policies and changes in underlying assumptions relating to such treatments or policies (including with respect to impairments), which may lead to adverse financial results; (6) NFP’s success in acquiring and retaining high-quality independent financial services distribution firms and various factors inhibiting the Company’s ability to acquire and retain firms; (7) the performance of the Company’s firms following acquisition; (8) changes in interest rates or general economic conditions and credit market conditions, including changes that adversely affect NFP’s ability to access capital, such as the global credit crisis that began in 2007; (9) adverse developments or volatility in the markets in which the Company operates, resulting in fewer sales of financial products and services, including those related to compensation agreements with insurance companies and activities within the life settlements industry; (10) securities and capital markets behavior, including fluctuations in the price of NFP’s common stock, recent uncertainty in the U.S. financial markets or the dilutive impact of any capital-raising efforts to finance operations or business strategy; (11) any losses that NFP may take with respect to firm dispositions, firm restructures or otherwise; (12) the continued availability of borrowings and letters of credit under NFP’s credit facility and NFP's ability to manage its indebtedness and capital structure; (13) adverse results or other consequences from litigation, arbitration, regulatory investigations or compliance initiatives, including those related to business practices, compensation agreements with insurance companies, policy rescissions or chargebacks, regulatory investigations or activities within the life settlements industry; (14) uncertainty in the financial services, insurance and life settlement industries arising from investigations into certain business practices and subpoenas received from various governmental authorities and related litigation; (15) the impact of legislation or regulations in jurisdictions in which NFP’s subsidiaries operate, including the possible adoption of comprehensive and exclusive federal regulation over all interstate insurers and the uncertain impact of proposals for legislation regulating the financial services industry; (16) the reduction of the Company’s revenue and earnings due to the elimination or modification of compensation arrangements, including contingent compensation arrangements and the adoption of internal initiatives to enhance compensation transparency, including the transparency of fees paid for life settlements transactions; (17) changes in laws, including the elimination or modification of the federal estate tax, changes in the tax treatment of life insurance products, or changes in regulations affecting the value or use of benefits programs, such as government-sponsored insurance programs or other healthcare reform, which may adversely affect the demand for or profitability of the Company's services; (18) developments in the availability, pricing, design or underwriting of insurance products, revisions in mortality tables by life expectancy underwriters or changes in the Company’s relationships with insurance companies; (19) changes in premiums and commission rates or the rates of other fees paid to the Company’s firms, including life settlements and registered investment advisory fees; (20) the occurrence of adverse economic conditions or an adverse regulatory climate in New York, Florida or California; (21) the loss of services of key members of senior management; (22) the availability or adequacy of errors and omissions insurance or other types of insurance coverage protection; and (23) the Company’s ability to effect smooth succession planning at its firms.

NATIONAL FINANCIAL PARTNERS CORP. CORPORATE OVERVIEW (Unaudited - dollars in thousands, except per share data)

	At or for the Three Months Ended
	June 30	March 31,	December 31,	September 30,	June 30,
	2009	2009	2008	2008	2008
GAAP net income (loss) (1)	$10,022	$(515,799)	$(12,443)	$3,497	$8,886
Amortization of intangibles	9,176	9,594	9,871	9,907	9,665
Depreciation	3,485	3,539	3,665	3,497	3,155
Impairment of goodwill and intangible assets	2,895	607,337	31,031	5,198	2,848
Tax benefit of impairment of goodwill and intangible assets	(902)	(88,146)	(5,474)	(874)	(937)
Non–cash interest, net of tax (1)	1,732	1,557	1,732	1,644	1,514
Cash earnings (2)	$26,408	$18,082	$28,382	$22,869	$25,131

GAAP net income (loss) per share – diluted (1)	$0.23	$(12.59)	$(0.31)	$0.08	$0.22
Amortization of intangibles	0.21	0.23	0.24	0.24	0.24
Depreciation	0.08	0.09	0.09	0.08	0.08
Impairment of goodwill and intangible assets	0.07	14.73	0.76	0.13	0.07
Tax benefit of impairment of goodwill and intangible assets	(0.2)	(2.14)	(0.13)	(0.02)	(0.02)
Non-cash interest, net of tax (1)	0.04	0.04	0.04	0.04	0.04
Impact of diluted shares on cash earnings not reflected in GAAP net loss per share – diluted (3)	—	0.08	0.01	—	—
Cash earnings per share - diluted (2)(4)	$0.62	$0.44	$0.70	$0.56	$0.61

Shares outstanding, beginning of period	40,026	39,753	39,640	39,175	39,532
Common shares issued for acquisitions during period	—	—	—	316	—
Common shares issued for contingent consideration and escrow during period	978	—	11	109	6
Common shares issued for stock-based awards during period	31	181	68	38	55
Common shares repurchased during period	(42)	—	—	(145)	(547)
Common shares issued under ongoing incentive program	—	—	5	122	104
Other	111	92	29	25	25
Shares outstanding, end of period	41,104	40,026	39,753	39,640	39,175

Weighted average common shares outstanding	41,139	39,945	39,718	39,645	39,372
Dilutive effect of contingent consideration and incentive payments	390	1,009	176	384	322
Dilutive effect of stock-based awards	1,246	275	777	1,148	1,266
Dilutive effect of escrow, stock subscriptions and other	58	9	54	10	44
Weighted average common shares outstanding – diluted (3)	42,833	41,238	40,725	41,187	41,004

Debt to total capitalization	49.4%	52.8%	29.3%	30.4%	30.3%

Total NFP owned firms at period end	169	176	181	184	182

(1)

Prior periods presented have been retrospectively adjusted for the adoption of FASB Staff Position APB 14-1, "Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement)" ("FSP APB 14-1") on January 1, 2009.

(2)

As of the first quarter of 2009, the Company modified its definition of cash earnings, a non-GAAP measure, to adjust cash for the after-tax impact of non-cash interest expense. Prior periods have been modified on a comparable basis. All of NFP's non-cash interest expense related to the adoption of FSP APB 14-1. Cash earnings is now defined as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets and the after-tax impact of non-cash interest expense.

(3)

For periods where the Company generated a GAAP net loss, weighted average common shares outstanding - diluted was used to calculate cash earnings per share - diluted only. To calculate GAAP net loss per share, weighted average common shares outstanding - diluted is the same as weighted average common shares outstanding – basic due to the antidilutive effects of other items caused by a GAAP net loss position.

(4)	The sum of the per-share components of cash earnings per share - diluted may not agree to cash earnings per share - diluted due to rounding.

NATIONAL FINANCIAL PARTNERS CORP. ORGANIC METRICS (1) (Unaudited - dollars in thousands)

	For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2009	2009	2008	2008	2008
Organic revenue growth/decline for quarterly period	-21.9%	-20.6%	-17.1%	-14.4%	-3.7%
Organic revenue growth/decline for year-to-date period	-21.3%	-20.6%	-8.7%	-5.0%	0.7%

Net organic revenue growth/decline for quarterly period	-16.2%	-16.7%	-12.7%	-11.3%	-4.4%
Net organic revenue growth/decline for year-to-date period	-16.4%	-16.7%	-6.9%	-4.3%	-0.1%

Organic gross margin before management fees growth/decline for quarterly period	-25.9%	-29.9%	-20.5%	-27.1%	-16.1%
Organic gross margin before management fees growth/decline for year-to-date period	-27.8%	-29.9%	-17.9%	-16.6%	-9.7%

Organic gross margin growth/decline for quarterly period	-22.1%	-22.9%	-18.0%	-22.6%	-17.2%
Organic gross margin growth/decline for year-to-date period	-22.5%	-22.9%	-16.0%	-15.0%	-10.4%

	For the Years Ended
	December 31,	December 31,	December 31,
	2008	2007	2006
Organic revenue growth/decline	-8.7%	0.3%	5.4%
Net organic revenue growth/decline	-6.9%	2.6%	1.4%
Organic gross margin before management fees growth/decline	-17.9%	-1.2%	-3.4%
Organic gross margin growth/decline (2)	-16.0%	-3.1%	-6.1%

	For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2009	2009	2008	2008	2008
Components of organic firm set gross margin for the next year (3)
Organic firm set comparable revenue	$169,761	$164,089	$235,342	$208,976	$215,270
Organic firm set comparable commissions and fees expense	25,625	27,010	42,682	40,423	45,285
Net organic firm set comparable revenue	144,136	137,079	192,660	168,553	169,985
Organic firm set comparable operating expense	78,386	80,411	86,119	84,554	83,726
Organic firm set comparable gross margin before management fees	65,750	56,668	106,541	83,999	86,259
Organic firm set comparable management fees	30,569	23,194	52,259	41,486	42,640
Organic firm set comparable gross margin	$35,181	$33,474	$54,282	42,513	$43,619

(1)	As of the second quarter of 2009, the Company refers to its “same store” metrics as organic metrics. There have been no changes to the corresponding definitions. See “Defined Terms” in this QFS.
(2)

In the prior year periods, the Company excluded incentive accruals from this calculation. Prior periods shown above have been modified to include incentive accruals in this calculation. The organic gross margin growth/decline, excluding incentive accruals for the years ended 2006, 2007 and 2008 was -3.5%, -2.7% and -20.2%, respectively.

(3)

These are the components of gross margin growth for the firms that are anticipated to be part of the organic revenue growth/decline calculation in the corresponding future quarter. The reported figures may change in future periods as the result of dispositions, mergers and/or sub-acquisitions where the acquired firm represents more than 25% of the acquiring firm.

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (BALANCE SHEET) (Unaudited - in thousands)

	At
	June 30,	March 31,	December 31,	September 30,	June 30,
	2009	2009	2008	2008	2008
ASSETS
Current assets:
Cash and cash equivalents	$49,822	$42,319	$48,621	$67,444	$65,259
Cash, cash equivalents and securities purchased under resale agreements in premium trust accounts	79,258	71,321	75,109	81,942	78,289
Commissions, fees and premiums receivable, net	104,049	107,506	140,758	108,028	113,247
Due from principals and/or certain entities they own	21,334	15,022	16,329	32,186	23,081
Notes receivable, net	7,860	7,747	6,496	6,459	6,523
Deferred tax assets	8,926	9,351	9,435	10,803	11,623
Other current assets (1)	18,897	18,008	19,284	20,380	23,478
Total current assets (1)	290,146	271,274	316,032	327,242	321,500
Property and equipment, net	46,107	49,498	51,683	52,430	50,426
Deferred tax assets (1)	109,983	109,661	24,889	22,895	21,680
Intangibles, net	410,789	427,090	462,123	473,384	470,229
Goodwill, net	57,914	52,532	635,693	658,558	641,050
Notes receivable, net	32,191	33,507	23,683	19,647	20,479
Other non-current assets (1)	30,078	28,804	28,018	29,491	29,782
Total assets (1)	$977,208	$972,366	$1,542,121	$1,583,647	$1,555,146
LIABILITIES
Current liabilities:
Premiums payable to insurance carriers	$81,126	$72,122	$73,159	$81,719	$79,325
Borrowings	115,000	148,000	148,000	173,000	169,000
Income taxes payable (1)	—	1,231	11	—	—
Deferred tax liabilities	7	3	—	—	—
Due to principals and/or certain entities they own	17,000	9,863	38,791	35,473	26,155
Accounts payable	18,369	23,893	28,513	21,397	22,071
Dividends payable	—	—	—	8,320	8,255
Accrued liabilities	47,127	36,636	54,380	56,137	60,689
Total current liabilities (1)	278,629	291,748	342,854	376,046	365,495
Deferred tax liabilities (1)	115,977	116,142	119,400	122,174	120,427
Convertible senior notes (1)	198,984	196,200	193,475	190,865	188,254
Other non-current liabilities	61,427	60,832	62,874	59,613	57,673
Total liabilities (1)	655,017	664,922	718,603	748,698	731,849
STOCKHOLDERS' EQUITY
Preferred stock at par value	—	—	—	—	—
Common stock at par value	4,409	4,406	4,388	4,380	4,341
Additional paid-in capital (1)	872,031	879,331	881,458	881,226	865,877
Retained (deficit) earnings (1)	(440,230)	(418,672)	97,178	109,718	114,529
Accumulated other comprehensive income	98	(91)	(50)	(21)	—
Treasury stock	(114,117)	(157,530)	(159,456)	(160,354)	(161,450)
Total stockholders' equity (1)	322,191	307,444	823,518	834,949	823,297
Total liabilities and stockholders' equity (1)	$977,208	$972,366	$1,542,121	$1,583,647	$1,555,146

(1)	Prior periods presented have been retrospectively adjusted for the adoption of FSP APB 14-1 on January 1, 2009.

NATIONAL FINANCIAL PARTNERS CORP. CONSOLIDATED STATEMENTS OF CASH FLOWS FOR QUARTERLY PERIODS (Unaudited - dollars in thousands)

	For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2009	2009	2008	2008	2008
Cash flow from operating activities:
Net income (loss) (1)	$10,022	$(515,799)	$(12,443)	$3,497	$8,886

Adjustments to reconcile to net cash provided by (used in) operating activities:
Deferred taxes (1)	(58)	(88,048)	(3,453)	(391)	266
Stock-based compensation	2,499	2,488	2,591	3,290	3,539
Impairment of goodwill and intangible assets	2,895	607,337	31,031	5,198	2,848
Amortization of intangibles	9,176	9,594	9,871	9,907	9,665
Depreciation	3,485	3,539	3,665	3,497	3,155
Accretion of senior convertible notes discount (1)	2,784	2,725	2,610	2,611	2,610
(Gain) loss on sale of subsidiaries	(1,279)	617	2	(578)	(463)
Other, net	—	—	(26)	—	—

(Increase) decrease in operating assets:
Cash, cash equivalents and securities purchased under resale agreements in premium trust accounts	(7,937)	3,788	6,833	2,623	(960)
Commissions, fees and premiums receivable, net	3,436	31,637	(30,490)	6,328	12,344
Due from principals and/or certain entities they own	(6,312)	1,307	15,857	(9,031)	(8,536)
Notes receivable, net - current	(113)	(1,251)	(37)	64	(388)
Other current assets (1)	(869)	1,289	1,339	3,098	(6,249)
Notes receivable, net - non-current	2,968	(6,955)	(3,495)	796	(717)
Other non-current assets (1)	(777)	(355)	1,823	328	1,500

Increase (decrease) in operating liabilities:
Premiums payable to insurance carriers	9,004	(1,037)	(8,560)	(3,792)	6,119
Income taxes payable (1)	(1,231)	1,220	(124)	66	(2,843)
Due to principals and/or certain entities they own	7,118	(29,216)	72	9,250	8,828
Accounts payable	(5,524)	(4,639)	7,116	(939)	(2,057)
Accrued liabilities (1)	6,751	(16,307)	4,564	(1,728)	8,626
Other non-current liabilities (1)	(1,899)	(3,500)	3,368	1,931	950
Total adjustments	24,117	514,233	44,557	32,528	38,237
Net cash provided by (used in) operating activities	34,139	(1,566)	32,114	36,025	47,123

Cash flow from investing activities:
Proceeds from disposal of subsidiaries	6,962	2,100	92	1,240	405
Purchases of property and equipment, net	(1,538)	(1,604)	(2,919)	(5,439)	(11,876)
Payments for acquired firms, net of cash, and contingent consideration	1,278	(2,257)	(12,587)	(22,989)	(10,739)
Net cash provided by (used in) investing activities	6,702	(1,761)	(15,414)	(27,188)	(22,210)

Cash flow from financing activities:
Repayments of borrowings	(33,000)	—	(45,000)	(47,000)	(31,000)
Proceeds from borrowings	—	—	20,000	51,000	26,000
Proceeds from stock-based awards, including tax benefit	(327)	(2,777)	(1,999)	277	604
Shares cancelled to pay withholding taxes	(12)	(147)	(135)	(22)	(32)
Payments for treasury stock repurchase	—	—	—	(2,691)	(12,593)
Dividends paid	1	(51)	(8,389)	(8,216)	(8,296)
Net cash (used in) provided by financing activities	(33,338)	(2,975)	(35,523)	(6,652)	(25,317)
Net increase (decrease) in cash and cash equivalents	7,503	(6,302)	(18,823)	2,185	(404)
Cash and cash equivalents, beginning of period	42,319	48,621	67,444	65,259	65,663
Cash and cash equivalents, end of the period	$49,822	$42,319	$48,621	$67,444	$65,259
Supplemental disclosures of cash flow information
Cash paid for income taxes	$10,306	$3,372	$7,502	$7,949	$14,517
Cash paid for interest	$1,411	$2,385	$2,188	$2,649	$1,690

(1)	Prior periods presented have been retrospectively adjusted for the adoption of FSP APB 14-1 on January 1, 2009.

NATIONAL FINANCIAL PARTNERS CORP. CONSOLIDATED STATEMENTS OF CASH FLOWS – YEAR-TO-DATE (Unaudited - dollars in thousands)

	For the Year-to-Date Period Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2009	2009	2008	2008	2008
Cash flow from operating activities:
Net (loss) income (1)	$(505,777)	$(515,799)	$8,471	$20,914	$17,417

Adjustments to reconcile to net cash provided by (used in) operating activities:
Deferred taxes (1)	(88,106)	(88,048)	(3,430)	23	414
Stock-based compensation	4,987	2,488	12,623	10,032	6,742
Impairment of goodwill and intangible assets	610,232	607,337	41,257	10,226	5,028
Amortization of intangibles	18,770	9,594	39,194	29,323	19,416
Depreciation	7,024	3,539	13,371	9,706	6,209
Accretion of senior convertible notes discount (1)	5,509	2,725	10,388	7,778	5,167
(Gain) loss on sale of subsidiaries	(662)	617	(7,663)	(7,665)	(7,087)
Other, net	—	—	(26)	—	—

(Increase) decrease in operating assets:
Cash, cash equivalents and securities purchased under resale agreements in premium trust accounts	(4,149)	3,788	11,570	4,737	2,114
Commissions, fees and premiums receivable, net	35,073	31,637	13,962	44,452	38,124
Due from principals and/or certain entities they own	(5,005)	1,307	(1,889)	(17,746)	(8,715)
Notes receivable, net - current	(1,364)	(1,251)	(926)	(889)	(953)
Other current assets (1)	420	1,289	(2,007)	(3,346)	(6,444)
Notes receivable, net - non-current	(3,987)	(6,955)	(11,171)	(7,676)	(8,472)
Other non-current assets (1)	(1,132)	(355)	(12,005)	(13,828)	(14,156)

Increase (decrease) in operating liabilities:
Premiums payable to insurance carriers	7,967	(1,037)	(11,477)	(2,917)	875
Income taxes payable (1)	(11)	1,220	(1,888)	(1,764)	(1,830)
Due to principals and/or certain entities they own	(22,098)	(29,216)	(33,142)	(33,214)	(42,464)
Accounts payable	(10,163)	(4,639)	(5,309)	(12,425)	(11,486)
Accrued liabilities (1)	(9,556)	(16,307)	(17,718)	(22,282)	(20,554)
Other non-current liabilities (1)	(5,399)	(3,500)	14,266	10,898	8,967
Total adjustments	538,350	514,233	47,980	3,423	(29,105)
Net cash provided by (used in) operating activities	32,573	(1,566)	56,451	24,337	(11,688)

Cash flow from investing activities:
Proceeds from disposal of subsidiaries	9,062	2,100	22,615	22,523	21,283
Purchases of property and equipment, net	(3,142)	(1,604)	(33,241)	(30,322)	(24,883)
Payments for acquired firms, net of cash, and contingent consideration	(979)	(2,257)	(76,369)	(63,782)	(40,793)
Net cash provided by (used in) investing activities	4,941	(1,761)	(86,995)	(71,581)	(44,393)

Cash flow from financing activities:
Repayments of borrowings	(33,000)	—	(177,000)	(132,000)	(85,000)
Proceeds from borrowings	—	—	199,000	179,000	128,000
Proceeds from stock-based awards, including tax benefit	(3,104)	(2,777)	1,482	3,481	3,204
Shares cancelled to pay withholding taxes	(159)	(147)	(815)	(680)	(658)
Payments for treasury stock repurchase	—	—	(24,612)	(24,612)	(21,921)
Dividends paid	(50)	(51)	(33,072)	(24,683)	(16,467)
Net cash (used in) provided by financing activities	(36,313)	(2,975)	(35,017)	506	7,158
Net increase (decrease) in cash and cash equivalents	1,201	(6,302)	(65,561)	(46,738)	(48,923)
Cash and cash equivalents, beginning of period	48,621	48,621	114,182	114,182	114,182
Cash and cash equivalents, end of the period	$49,822	$42,319	$48,621	$67,444	$65,259

Supplemental disclosures of cash flow information
Cash paid for income taxes	$13,678	$3,372	$37,470	$29,968	$22,019
Cash paid for interest	$3,796	$2,385	$9,756	$7,568	$4,919

(1)	Prior periods presented have been retrospectively adjusted for the adoption of FASB Staff Position APB 14-1 on January 1, 2009.

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR QUARTERLY PERIODS (Unaudited - dollars in thousands)

	For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2009	2009	2008	2008	2008
Revenue:
Commissions and fees	$224,198	$216,981	$299,252	$277,282	$287,457

Cost of services:
Commissions and fees	62,474	62,401	87,381	85,216	93,991
Operating expenses (1)	91,250	95,191	102,387	102,384	100,358
Management fees	29,954	22,507	51,956	41,140	40,818
Total cost of services	183,678	180,099	241,724	228,740	235,167
Gross margin	40,520	36,882	57,528	48,542	52,290

Corporate and other expenses:
General and administrative	12,221	12,633	15,289	16,537	16,180
Amortization of intangibles	9,176	9,594	9,871	9,907	9,665
Impairment of goodwill and intangible assets	2,895	607,337	31,031	5,198	2,848
Depreciation	3,485	3,539	3,665	3,497	3,155
(Gain) loss on sale of subsidiaries	(1,279)	617	2	(578)	(463)
Total corporate and other expenses	26,498	633,720	59,858	34,561	31,385
Income (loss)from operations	14,022	(596,838)	(2,330)	13,981	20,905
Interest income	822	724	1,120	1,073	1,027
Other income	6,667	1,120	825	402	160
Interest expense	(5,386)	(5,330)	(5,727)	(5,261)	(5,210)
Other expense	(59)	(5)	(73)	(16)	(7)
Income (loss) before income taxes (2)	16,066	(600,329)	(6,185)	10,179	16,875

Income tax expense (benefit) (2)	6,044	(84,530)	6,258	6,682	7,989
Net income (loss) (2)	$10,022	$(515,799)	$(12,443)	$3,497	$8,886
Cash Earnings Reconciliation
GAAP net income (loss) (2)	$10,022	$(515,799)	$(12,443)	$3,497	$8,886
Amortization of intangibles	9,176	9,594	9,871	9,907	9,665
Depreciation	3,485	3,539	3,665	3,497	3,155
Impairment of goodwill and intangible assets	2,895	607,337	31,031	5,198	2,848
Tax benefit of impairment of goodwill and intangible assets	(902)	(88,146)	(5,474)	(874)	(937)
Non-cash interest, net of tax (2)	1,732	1,557	1,732	1,644	1,514
Cash earnings (3)	$26,408	$18,082	$28,382	$22,869	$25,131

(1)	Excludes amortization of intangibles and depreciation shown separately in Corporate and other expenses.
(2)	Prior periods presented have been retrospectively adjusted for the adoption of FSP APB 14-1 on January 1, 2009.
(3)

As of the first quarter of 2009, the Company modified its definition of cash earnings, a non-GAAP measure, to adjust cash earnings for the after-tax impact of non-cash interest expense. Prior periods have been modified on a comparable basis. All of NFP's non-cash interest expense related to the adoption of FSP APB 14-1. Cash earnings is now defined as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets and the after-tax impact of non-cash interest expense.

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR YEAR-TO-DATE PERIODS (Unaudited - dollars in thousands)

	For the Year-to-Date Period Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2009	2009	2008	2008	2008
Revenue:
Commissions and fees	$441,179	$216,981	$1,150,387	$851,135	$573,853

Cost of services:
Commissions and fees	124,875	62,401	362,868	275,487	190,271
Operating expenses (1)	186,441	95,191	408,968	306,581	204,197
Management fees	52,461	22,507	170,683	118,727	77,587
Total cost of services	363,777	180,099	942,519	700,795	472,055
Gross margin	77,402	36,882	207,868	150,340	101,798

Corporate and other expenses:
General and administrative	24,854	12,633	64,189	48,900	32,363
Amortization of intangibles	18,770	9,594	39,194	29,323	19,416
Impairment of goodwill and intangible assets	610,232	607,337	41,257	10,226	5,028
Depreciation	7,024	3,539	13,371	9,706	6,209
(Gain) loss on sale of subsidiaries	(662)	617	(7,663)	(7,665)	(7,087)
Total corporate and other expenses	660,218	633,720	150,348	90,490	55,929
(Loss) income from operations	(582,816)	(596,838)	57,520	59,850	45,869
Interest income	1,546	724	4,855	3,735	2,662
Other income	7,787	1,120	1,321	496	94
Interest expense	(10,716)	(5,330)	(21,763)	(16,036)	(10,775)
Other expense	(64)	(5)	(124)	(51)	(35)
(Loss) income before income taxes	(584,263)	(600,329)	41,809	47,994	37,815
Income tax (benefit) expense (2)	(78,486)	(84,530)	33,338	27,080	20,398
Net (loss) income (2)	$(505,777)	$(515,799)	$8,471	$20,914	$17,417

Cash Earnings Reconciliation
GAAP net (loss) income (2)	$(505,777)	$(515,799)	$8,471	$20,914	$17,417
Amortization of intangibles	18,770	9,594	39,194	29,323	19,416
Depreciation	7,024	3,539	13,371	9,706	6,209
Impairment of goodwill and intangible assets	610,232	607,337	41,257	10,226	5,028
Tax benefit of impairment of goodwill and intangible assets	(89,048)	(88,146)	(8,137)	(2,663)	(1,789)
Non-cash interest, net of tax (2)	3,289	1,557	6,364	4,632	2,988
Cash earnings (3)	$44,490	$18,082	$100,520	$72,138	$49,269

(1)	Excludes amortization of intangibles and depreciation shown separately in Corporate and other expenses.
(2)	Prior periods presented have been retrospectively adjusted for the adoption of FSP APB 14-1 on January 1, 2009.
(3)

As of the first quarter of 2009, the Company modified its definition of cash earnings, a non-GAAP measure, to adjust cash earnings for the after-tax impact of non-cash interest expense. Prior periods have been modified on a comparable basis. All of NFP's non-cash interest expense related to the adoption of FSP APB 14-1. Cash earnings is now defined as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets and the after-tax impact of non-cash interest expense.

NATIONAL FINANCIAL PARTNERS CORP. CALCULATION OF GROSS MARGIN AND COMPONENTS OF MANAGEMENT FEES FOR QUARTERLY PERIODS (Unaudited - dollars in thousands)

	For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2009	2009	2008	2008	2008
Calculation of Gross Margin
Revenue	$224,198	$216,981	$299,252	$277,282	$287,457
Cost of services:
Commissions and fees	62,474	62,401	87,381	85,216	93,991
Operating expenses (1)	91,250	95,191	102,387	102,384	100,358
Gross margin before management fees	70,474	59,389	109,484	89,682	93,108
Management fees	29,954	22,507	51,956	41,140	40,818
Gross margin	$40,520	$36,882	$57,528	$48,542	$52,290
Gross margin as a percentage of revenue	18.1%	17.0%	19.2%	17.5%	18.2%
Gross margin before management fees as a percentage of revenue	31.4%	27.4%	36.6%	32.3%	32.4%

Management fee percentage	42.5%	37.9%	47.5%	45.9%	43.8%

Components of Management Fees
Gross margin before management fees	$70,474	$59,389	$109,484	$89,682	$93,108
Components of management fees:
Basic management fees	30,098	22,804	51,215	39,452	38,241
Incentive management fees	(144)	(297)	741	1,688	2,577
Management fees	$29,954	$22,507	$51,956	$41,140	$40,818

Components of management fee percentage
Basic management fee percentage	42.7%	38.4%	46.8%	44.0%	41.1%
Incentive management fee percentage	-0.2%	-0.5%	0.7%	1.9%	2.8%
Management fee percentage (2)	42.5%	37.9%	47.5%	45.9%	43.8%

Base earnings as a percentage of target earnings of acquired firms	54%	54%	52%	52%	52%

(1)	Excludes amortization of intangibles and depreciation shown separately in Corporate and other expenses.
(2)	The sum of the Components of management fee percentage may not agree to Management fee percentage due to rounding.

NATIONAL FINANCIAL PARTNERS CORP. CALCULATION OF GROSS MARGIN AND COMPONENTS OF MANAGEMENT FEES FOR YEAR-TO-DATE PERIODS (Unaudited - dollars in thousands)

	For the Year-to-Date Period Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2009	2009	2008	2008	2008
Calculation of Gross Margin
Revenue	$441,179	$216,981	$1,150,387	$851,135	$573,853
Cost of services:
Commissions and fees	124,875	62,401	362,868	275,487	190,271
Operating expenses (1)	186,441	95,191	408,968	306,581	204,197
Gross margin before management fees	129,863	59,389	378,551	269,067	179,385
Management fees	52,461	22,507	170,683	118,727	77,587
Gross margin	$77,402	$36,882	$207,868	$150,340	$101,798
Gross margin as a percentage of revenue	17.5%	17.0%	18.1%	17.7%	17.7%
Gross margin before management fees as a percentage of revenue	29.4%	27.4%	32.9%	31.6%	31.3%

Management fee percentage	40.4%	37.9%	45.1%	44.1%	43.3%

Components of Management Fees
Gross margin before management fees	$129,863	$59,389	$378,551	$269,067	$179,385
Components of management fees:
Basic management fees	52,902	22,804	164,545	113,330	73,878
Incentive management fees	(441)	(297)	6,138	5,397	3,709
Management fees	$52,461	$22,507	$170,683	$118,727	$77,587

Components of management fee percentage
Basic management fee percentage	40.7%	38.4%	43.5%	42.1%	41.2%
Incentive management fee percentage	-0.3%	-0.5%	1.6%	2.0%	2.1%
Management fee percentage (2)	40.4%	37.9%	45.1%	44.1%	43.3%

(1)	Excludes amortization of intangibles and depreciation shown separately in Corporate and other expenses.
(2)	The sum of the Components of management fee percentage may not agree to Management fee percentage due to rounding.

NATIONAL FINANCIAL PARTNERS CORP. ACQUISITION STATISTICS FOR QUARTERLY AND YEAR-TO-DATE PERIODS (Unaudited - dollars in thousands)

	For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2009	2009	2008	2008	2008
Number of acquisitions closed	—	1	4	6	1
Consideration:
Cash	$—	$279	$161	$18,749	$275
Common stock	—	—	—	6,424	—
Other	—	186	3,269	278	80
Total consideration paid (1)	$—	$465	$3,430	$25,451	$355

Target earnings of acquired firms	$—	$148	$940	$6,646	$200
Base earnings of acquired firms	$—	$88	$450	$4,264	$100

Revenue from new acquisitions	$2,657	$3,576	$6,155	$9,037	$13,478
Revenue from existing firms	221,541	213,405	293,097	268,245	273,979
Total revenue	$224,198	$216,981	$299,252	$277,282	$287,457

	For the Year-to-Date Period Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2009	2008	2008	2008	2008

Number of acquisitions closed	1	1	19	15	9
Consideration:
Cash	$279	$279	$48,474	$48,313	$29,563
Common stock	—	—	18,458	18,458	12,035
Other	186	186	4,096	791	499
Total consideration paid (1)	$465	$465	$71,028	$67,562	$42,097

Target earnings of acquired firms	$148	$148	$20,658	$19,718	$13,072
Base earnings of acquired firms	$88	$88	$15,499	$15,049	$10,785

Revenue from new acquisitions	$6,234	$3,576	$54,293	$48,138	$39,101
Revenue from existing firms	434,945	213,405	1,096,094	802,997	534,752
Total revenue	$441,179	$216,981	$1,150,387	$851,135	$573,853

(1)

Total consideration paid may not sum sequentially due to post-closing adjustments made relating to prior period acquisitions. Total consideration includes amounts paid by both NFP and the principals for acquisitions and sub-acquisitions.

NATIONAL FINANCIAL PARTNERS CORP. INTANGIBLES AND GOODWILL DATA (Unaudited - in thousands)

	At of for the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2009	2009	2008	2008	2008
Intangible Assets:
Book of business	$116,795	$123,796	$131,297	$136,392	$134,343
Management contracts	276,971	285,996	308,189	314,062	312,845
Trade name	5,030	5,087	10,207	10,283	10,176
Institutional customer relationships	11,993	12,211	12,430	12,647	12,865
Goodwill	57,914	52,532	635,693	658,558	641,050
Total intangible assets and goodwill	$468,703	$479,622	$1,097,816	$1,131,942	$1,111,279

Amortization Expense & Impairment Loss:
Book of business	$5,480	$7,482	$5,969	$6,535	$5,669
Management contracts	4,910	20,843	5,680	4,696	5,800
Trade name	57	5,164	77	45	—
Institutional customer relationships	218	218	218	218	218
Goodwill	1,406	583,224	28,958	3,611	826
Total amortization expense & impairment loss	$12,071	$616,931	$40,902	$15,105	$12,513

NATIONAL FINANCIAL PARTNERS CORP. DEFINED TERMS

Base Earnings of Acquired Firms:	Represents the cumulative preferred portion of Target Earnings of Acquired Firms that NFP capitalizes at the time of acquisition of a firm.
Basic Management Fees:

Represents the expense incurred for payments made or amounts owed to NFP principals and/or certain entities they own based on the financial performance of the firms they manage. Basic Management Fees largely consist of: firm earnings in excess of base earnings up to target earnings, plus a portion of the earnings in excess of target earnings in accordance with the ratio of base earnings to target earnings, and where applicable, stock-based compensation for stock awards issued to NFP’s principals.

Basic Management Fee Percentage:	Basic Management Fees as a percentage of gross margin before management fees.
Cash Earnings:	GAAP net income excluding amortization of intangible assets, depreciation, the after-tax impact of the impairment of goodwill and intangibles and the after-tax impact of non-cash interest expense.
Cash Earnings per Share - Diluted:	Represents Cash Earnings divided by weighted average diluted shares outstanding.
Common Shares Issued for Acquisitions:	Represents the portion of consideration paid in the form of shares of NFP common stock for acquisitions closed during the period presented.
Common Shares Issued for Contingent Consideration and Escrow:	Represents the portion held in escrow or contingent consideration paid in the form of shares of NFP common stock during the period presented.
Common Shares Issued for Stock-Based Awards:	Represents the number of shares of NFP common stock issued under NFP's various Stock Incentive Plans during the period presented.
Common Shares Issued under Ongoing Incentive Program:	Represents the number of shares of NFP common stock issued under NFP's ongoing incentive program.
Common Shares Repurchased:	Represents shares of NFP common stock repurchased during the period, whether in an open market transaction or privately from a firm principal or other stockholder.
Components of Organic Gross Margin for the Next Period Comparison:

The components of gross margin that are anticipated to be part of the firms included in the Organic Firm Set metrics in the corresponding future next year period. The reported figures may change in future periods as the result of dispositions, mergers and/or Sub-Acquisitions where the acquired firm represents more than 25% of the acquiring firm.

Debt to Total Capitalization:	Calculated as debt outstanding at the end of the period divided by the sum of debt outstanding and total stockholders' equity at the end of the same period.
Incentive Management Fees:	Represents the expense incurred due to accruals for certain performance-based incentive amounts payable under NFP’s ongoing incentive program.

NATIONAL FINANCIAL PARTNERS CORP. DEFINED TERMS

Incentive Management Fee Percentage:	Incentive Management Fees as a percentage of gross margin before management fees.
Intangible Assets - Book of Business:

A portion of the purchase price of acquisitions made by NFP is allocated to book of business. The amount allocated to this component is largely determined by the amount of recurring revenue of the acquired firm. The book of business is amortized on a straight-line basis over a ten-year period.

Intangible Assets - Goodwill:

The residual amount of the purchase price not allocated to book of business, management contracts and trade name is allocated to goodwill. In accordance with the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 142, goodwill and intangible assets deemed to have indefinite lives are not amortized but are reviewed annually (or more frequently if impairment indicators arise) for impairment. Goodwill amortization after January 1, 2002 is entirely related to impairment losses or firms that NFP disposed.

Intangible Assets - Institutional Customer Relationships:

A portion of the purchase price of an acquisition made by NFP is allocated to institutional customer relationships. The value of the asset is derived from recurring revenue generated from these institutional customers in place at the time of the acquisition, net of an allocation of expenses and is assumed to decrease over the life of the asset due to the attrition of the institutional relationships acquired. Institutional customer relationships are amortized on a straight-line basis over an eighteen-year period.

Intangible Assets - Management Contracts:

A portion of the purchase price of acquisitions made by NFP is allocated to management contracts. The amount allocated to this component is largely determined by the amount of non-recurring revenue of the acquired firm as well as an assumption for the lost production of the principal(s) of the firm at retirement. The management contract is amortized on a straight-line basis over a twenty-five year period.

Intangible Assets - Trade Name:	NFP generally allocates approximately 1% of the purchase price of an acquisition to trade name, which is determined to have an indefinite life and, therefore, is not amortized.
Management Fees:

Represents the payments made to NFP principals and/or certain entities they own based on the financial performance of the firms they manage.  Management Fees include: Basic Management Fees and Incentive Management Fees.

Management Fee Percentage:	Management Fees as a percentage of gross margin before management fees.
Net Organic Revenue Growth/Decline:	This calculation compares revenue less commission and fees as a component of cost of services for firms included in the Organic Firm Set.

NATIONAL FINANCIAL PARTNERS CORP. DEFINED TERMS

Revenue from New Acquisitions and Revenue from Existing Firms:

NFP calculates revenue from new acquisitions and revenue from existing firms. A firm is considered to be a new acquisition for the twelve months following the acquisition. After twelve months, a firm is considered to be an existing firm. Within any reporting period, a firm may be considered to be a new acquisition for part of the period and an existing firm for the remainder of the period. Additionally, NFP Securities, Inc. and NFP Insurance Services, Inc. are considered to be existing firms. Sub-Acquisitions that do not separately report their financial results are considered to be part of the firm making the acquisition. Revenue of disposed firms are included in all periods up to and including the period of disposal.

Organic Firm Set Comparable:	This metric is utilized to denote revenue and/or expense amounts from firms in the current period that are anticipated to be part of the Organic Firm Set in the corresponding future next year period.
Organic Gross Margin Growth/Decline:	This calculation compares the change in gross margin for the firms included in the Organic Firm Set.
Organic Gross Margin Before Management Fees Growth/Decline:	This calculation compares the change in gross margin for firms included in the Organic Firm Set.
Organic Revenue Growth/Decline:	The internal growth rate of NFP's firms, calculated by comparing the change in revenue for firms included in the Organic Firm Set.
Organic Firm Set:

Consists of a comparable group of firms for the same time period in successive years. NFP includes firms in the Organic Firm Set at the beginning of the first fiscal quarter that begins one year after acquisition by NFP unless a firm has merged with another owned firm or has made a Sub-Acquisition that represents more than 25% of the base earnings of the acquiring firm. With respect to two owned firms that merge, the combined firm is excluded from the Organic Firm Set from the time of the merger until the first fiscal quarter that begins one year after acquisition by NFP of the most recently acquired firm participating in the merger. However, if both firms involved in a merger are included in the Organic Firm Set at the time of the merger, the combined firm continues to be included in the Organic Firm Set after the merger. With respect to Sub-Acquisitions described below, to the extent the sub-acquired firm does not separately report financial statements to NFP, the acquiring firm is excluded from the Organic Firm Set from the time of the Sub-Acquisition until the first fiscal quarter beginning one year following the Sub-Acquisition. Sub-Acquisitions that represent less than 25% of the base earnings of the acquiring firms are considered to be internal growth and are included within the Organic Firm Set. With respect to dispositions, NFP includes these firms up to the time of disposition and excludes these firms for all periods after the disposition.

Sub-Acquisitions:

A Sub-Acquisition involves the acquisition by one of NFP's firms of a business that is generally too small to qualify for a direct acquisition by NFP, or where the individual running the business wishes to exit immediately or soon after the acquisition, prefers to partner with an existing principal or does not wish to become a principal. The acquisition multiple paid for Sub-Acquisitions is typically lower than the multiple paid for a direct acquisition by NFP.

Target Earnings of Acquired Firms:

Represents the estimated annual pre-tax operating cash flow of the acquired business at the time of acquisition, which is defined as cash revenue of the business less cash and non-cash expenses, other than amortization, depreciation and compensation to the business owners or individuals who subsequently become independent contractors who manage the business following acquisition.